                                                                       EXHIBIT C

                             SHAREHOLDERS AGREEMENT
                                       OF
                       WORLD WIRELESS COMMUNICATIONS, INC.

     Agreement made as of the 21st day of May 1997, by and among World Wireless Communications, Inc., a Nevada corporation currently having its office and principal place of business at 150 Wright Brothers Drive, Suite 560, Salt Lake City, Utah 84116 (the "Corporation"), Digital Radio Communications Corporation, a Utah corporation currently having its principal place of business at 772 East Valley Drive, American Fork, Utah, Philip Bunker, residing at 946 East 880 North, Orem, Utah 84097, William E. Chipman, Sr., residing at RD # 1, Box 503, Parksburg, Utah 84003, and Jeffrey G. Ballif, residing at 112 West 1340 North American Fork, Utah 84003 (each such person or entity, together with all such other former shareholders of Digital Radio Communications Corporation, a Utah corporation ("Digital") listed in Schedule A attached hereto and such other persons or entities subsequently becoming parties to this Agreement by virtue of the exercise of options granted to them by Digital after the Effective Date (as defined herein), hereinafter shall be referred to individually as a "Shareholder" and collectively as the "Shareholders").







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

     WHEREAS, upon the Closing (the "Effective Date"), as defined in the Agreement and Plan of Merger by and among the Corporation, Wireless Acquisitions Corp.("Newco") and Digital dated as of May 21, 1997, the Shareholders will collectively own approximately 18.9% of the issued and outstanding, shares of common stock, $.001 par value per share, of the Corporation (shares of such common stock, together with shares of common subsequently acquired by the parties, being referred to as the "Shares" and collectively as the "Stock");

     WHEREAS, upon the Effective Date, the Corporation and the Shareholders desire to provide for certain registration rights for the Stock of the Corporation or any interest therein now or hereafter owned by the Shareholders;

     WHEREAS, upon the Effective Date, the Corporation and the Shareholders desire to facilitate the continuity of the management of the Corporation and Digital following its merger with and into Newco;

     NOW, THEREFORE, effective upon the Effective Date, in consideration of the mutual covenants and conditions herein contained, each of the parties hereby agrees as follows:

     1.   Voting of Stock; Directors.

     1.1 The Shareholders hereby agree with one another that they will, at all times, vote their respective Shares, commencing on the Effective Date and continuing until the first annual meeting of the shareholders of the Corporation, so as to effectuate the election of solely the following persons as directors of the Corporation:

          (a)  David Singer,

          (b)  Jonathan Rahn,

          (c)  Brian Pettersen,

          (d)  Phil B. Acton, and

          (e)  Philip Bunker.

     1.2 The Corporation hereby agrees that it will, at all times, vote all of its shares of the capital stock of Digital, commencing on the Effective Date and continuing until the Corporation owns none of the capital stock of Digital, so as to effectuate the election of solely the following persons as directors of the Corporation:

          (a)  David Singer;

          (b)  Philip Bunker; and

          (c)  William E. Chipman,

     1.3 (a) In the event the size of the Board of Directors of Digital is increased from time to time or Philip Bunker or William E. Chipman, Sr., shall not be serving as directors, Digital, acting through Philip Bunker and William
E. Chipman, Sr., jointly, or, by the sole director of the two of them if only one of them is then serving as a director, shall have the right to designate additional persons to serve as members of the Board of Directors, so that, in all events, Digital's designees constitute 75% of the members of the Board of Directors of Digital and the Corporation's designees constitute 25% of the members of the Board of Directors of the Corporation.

          (b) In the event of the death of Philip Bunker or William E. Chipman, Sr., the survivor of them shall have the right to appoint a director to replace the deceased director pursuant to Section 1.3(a) hereof, and upon the death of the survivor of them, the last person or persons so appointed a director or directors shall have the right provided herein to appoint a director in such decedent's place.

          2.   Officers.

          2.1 The Shareholders hereby agree to use their best efforts to cause the Board of Directors to appoint the following person as an officer of the Corporation, to hold the office or offices set opposite his name, for the period commencing on the Effective Date and continuing until all of the Shareholders own no Stock: David Singer, President and Chief Executive Officer.

          2.2 The Corporation hereby agrees to cause the Board of Directors of Digital to appoint the following persons as officers of Digital, to hold the office or offices set opposite their respective names, for the period commencing on the Effective Date and continuing until all of the Shareholders own no Stock:






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

          (a)  Philip Bunker, President

          (b) William E. Chipman, Sr., Chief Financial Officer and (c) David Singer, Secretary.

          3.   Voting.

          3.1 The Shareholders and the Corporation shall vote at all corporate meetings so as to effectuate the terms and provisions of this Agreement.

          4.   Other Activities.

          4.1 Neither this Agreement nor any activity on behalf of the Corporation or Digital shall prevent the Shareholders from engaging in any other activities or businesses or from making any other investments. In no event shall any of the Shareholders be obligated to account to the other Shareholders of the Corporation, to the Corporation or to Digital, for any profits or other benefits derived from such permitted activities, businesses or investments or be under any obligation to offer to the other Shareholders of the Corporation, the Corporation or Digital an interest in any such permitted activity business or investment, and any income realized may therefrom be retained by such Shareholder for his or her own account.

          4.2 The fact that a Shareholder is directly or indirectly interested in any person, firm or corporation employed or retained by the Corporation or Digital to render or perform a service, or to or from whom the Corporation or Digital may purchase, sell, license or lease property, shall not prohibit the Corporation or Digital from employing or retaining such person or firm or Corporation or Digital or from otherwise dealing with him or it, provided, however, that the same is approved by the Board of Directors of the Corporation or Digital, as the case may be.

          5. Piggyback and Demand Registration Rights. 5.1 (a) If the

          Corporation shall propose to file a registration statement under the Securities Act, at any time during the 30-month period after the Effective Date, either on its own behalf or that of any of its shareholders for an offering of shares of the capital stock of the Corporation (including shares to be issued pursuant to the exercise of any warrants) for cash or securities, the Corporation shall give written notice as promptly as possible of such proposed registration to each Shareholder and shall use reasonable efforts to include such number or amount of shares of the Stock owned by such Shareholders (including shares to be issued pursuant to the exercise of any warrants) (each a "Seller" or "Registering Shareholder" and collectively, the "Sellers" or "Registering Shareholders") in such registration statement as such Seller or Sellers shall request within ten days after receipt of such notice from the Corporation, provided, that (A) if shares of the Stock are being offered by the Corporation in an underwritten offering, any shares of the Stock proposed to be included in the registration statement on behalf of such Seller(s) shall be included in







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

the underwriting offering on the same terms and conditions as the Stock being offered by the Corporation, (B) each Seller shall be entitled to include such number of shares of the Stock owned by such Seller in such registration statement, one time only during the applicable period set forth herein, so that the proportion of shares of the Stock of each Seller to be included in such registration statement to the total number of shares of the Stock owned by him is equal to the proportion that the number of shares of the Stock of all Sellers to be included in such registration statement bears to the total number of shares of the Stock owned by all Shareholders (except that each Seller shall have the right not to exercise such piggyback registration right set forth herein once, in which case such Seller shall have the right set forth in this
Section 5.1 with respect to the next succeeding registration statement described in this Section 5.1 proposed to be filed by the Corporation during such 30-month period); and provided further, that (i) the Corporation shall not be required to include such number or amount of shares owned by such Seller(s) in any such registration statement if it relates solely to securities of the Corporation to be issued pursuant to a stock option or other employee benefit plan, (ii) the Corporation may, as to an offering of securities of the Corporation by the Corporation, withdraw such registration statement at its sole discretion and without the consent of any Seller and abandon such proposed offering and (iii) the Corporation shall not be required to include such number of shares of the Stock owned by such Seller in such registration statement if the Corporation is advised in writing by its underwriter or investment banking firm that it reasonably believes that the inclusion of such Seller's shares would have an adverse effect on the offering, provided that if such limitation is imposed, the effects of such limitation shall be allocated among the Sellers pro rata in proportion to the number of shares of the Stock as to which such Sellers have requested inclusion therein.

          (b) A registration filed pursuant to this Section 5.1(a) shall not be deemed to have been effected unless the registration statement related thereto
(i) has become effective under the Securities Act and (ii) has remained effective for a period of at least nine months (or such shorter period of time in which all of the Stock registered thereunder has actually been sold thereunder); provided, however, that if, after any registration statement filed pursuant to Section 5. l (a) becomes effective and prior to the time the registration statement has been effective for a period of at least nine months, such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court solely due to actions or omissions to act of the Corporation, such registration statement shall not be considered one of the registrations applicable pursuant to Section 5.1(a).









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

          5.2 (a) (i) If the Corporation fails to prepare and file a registration statement under Section 5.1 hereof within 24 months after the Effective Date which has become effective under the Securities Act and has remained effective for a period of at least six months (or such shorter period of time in which shares registered thereunder have been sold thereunder), then
(ii) if Philip Bunker (or any affiliate of his), William E. Chipman, Sr., (or any affiliate of his) or Jeffrey Ballif or any two of such three Shareholders acting jointly desire to sell, transfer or otherwise dispose of at least 20% of their Shares pursuant to an offering registered under the Securities Act, such Shareholder or Shareholders shall have the right, twice during such three-year period commencing with the expiration of 24 months after the Effective Date and continuing until the expiration of 60 months after the Effective Date, to deliver a notice to the Corporation (the "Registration Notice") on behalf of all of the former Digital shareholders (A) specifying the number of shares proposed to be sold or otherwise transferred by all Digital shareholders (collectively the "Registration Shares") (which shall not be less than 400,000 shares of Acquiror Common Stock (the "Minimum Number"), (B) describing the proposed manner of sale or other transfer thereof and (C) requesting the registration of the Registration Shares under the rules and regulations of the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act. As promptly as practicable following its receipt of a

Registration Notice, the Corporation shall prepare and file with the Commission a registration statement with respect to the Registration Shares pursuant to the rules and regulations of the Commission and use its reasonable best efforts to effect the registration under the Securities Act of any Registration Shares requested to be so registered by the Shareholder or Shareholders to the extent required to permit the sale or other transfer of the Registration Shares in the manner described in the Registration Notice. Notwithstanding the foregoing demand (but subject to the penultimate sentence of Section 5.2 (b)), the Corporation shall not be obligated to effect more than two registrations pursuant to this Section 5.2(a) using the then applicable registration forms of the Commission, and the Shareholder or Shareholders shall not be entitled to request registration of the Registration Shares more than once in any six-month period. A registration requested pursuant to this Section 5.2(a) shall not be deemed to have been effected unless the registration statement related thereto
(i) has become effective under the Securities Act and (ii) has remained effective for a period of at least nine months (or such shorter period of time in which all Registration Shares registered thereunder have actually been sold thereunder); provided, however, that if, after any registration statement requested pursuant to this Section 5.2(a) becomes effective and prior to the time the registration statement has been effective for a period of at least nine months, such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court solely due to actions or omissions to act of the Corporation, such registration statement shall not be considered one of the registrations which may be requested pursuant to this Section 5.2(a).

          (b) Delay or Suspension of Registration. Notwithstanding any other provision of this Section 5.2 to the contrary, if the Corporation shall furnish to the Shareholder or Shareholders:

               (i) a certificate signed by the President of the Corporation stating that, in the good faith judgment of a majority of the members of the entire Board of Directors of the Corporation, it would adversely and materially affect the Corporation's ability to enter into an agreement with respect to, or to consummate, a bona fide material transaction to which it is or would be a party, or the Corporation has a plan to register Stock to be sold for its own account within a 90-day period after the receipt of the demand request under Section 5.2(a), for the Corporation to use its reasonable best efforts to effect the registration of the Registration Shares (following a demand therefor by the Shareholder or Shareholders pursuant to Section 5.2(a)); or

                (ii) both (A) a certificate signed by the President of the Corporation stating that, in the good faith judgment of a majority of the members of the entire Board of Directors of the Corporation, a material fact exists which the Corporation has a bona fide business purpose for preserving as confidential and (B) an opinion of counsel to the Corporation to the effect that the registration by the Corporation (following a demand for registration by the Shareholder or Shareholders pursuant to Section 5.2(a)) or the offer or sale by the Shareholder or Shareholders of the Registration Shares pursuant to an effective registration statement would require disclosure of the material fact which is referenced in the President's certificate required under Section 5.2(b)(ii)(A) and which, in such counsel's opinion, is not otherwise required to be disclosed, then the Corporation's obligations pursuant to Section 5.2(a) with respect to any such demand for registration shall be deferred or offers and sales of Registration Shares by the Shareholder or Shareholders shall be suspended, as the case may be, until the earliest of: (1) the date on which, as applicable (a) the Corporation's use of reasonable best efforts to effect the registration of the Registration Shares would no longer have such a material adverse effect or
(b) the material fact is disclosed to the public or ceases to be material; (2) 135 days from the date of receipt by the Shareholder or Shareholders of the materials referred to in Section 5.2(b) (i) and (ii) above; and (3) such time as the Corporation notifies the Shareholder or Shareholders that it has







                               12
resumed use of its reasonable best efforts to effect registration of the Registration Shares or that offers and sales of Registration Shares pursuant to an effective registration statement may be resumed, as the case may be. If the Shareholder or Shareholders receives the materials referred to in Section 5.2(b)(ii) above while a registration statement for the offer and sale of the Registration Shares is in effect, the Shareholder or Shareholders agree to terminate immediately any offer or sale of Registration Shares. If offers and sales of the Registration Shares are suspended and resumed following the effectiveness of a registration statement within the 135-day period set forth in clause (2) of the second preceding sentence, the six-month period set forth in
Section 5.2(a) shall be extended for a number of days equal to the number of days for which offers and sales of Registration Shares were suspended. If offers and sales of the Registration Shares are suspended but not resumed within the 135-day period, the Corporation shall, at the request of the Shareholder or Shareholders, withdraw such registration and the Shareholder or Shareholders shall be entitled to one additional demand registration right under this Section 9.2(a). A particular material transaction to which the Corporation is or would be a party or a particular material fact shall not give rise to more than one deferral or suspension notice by the Corporation pursuant to the provisions of this Section 5.2(b).









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

          5.3 In connection with any registration or qualification pursuant to the provisions of this Article V, all Sellers, and the Corporation shall, except as prohibited under the blue sky or securities laws of any jurisdiction under which a registration or qualification is being effected, pay (pro rata based on the relative number of shares included in such registration) all of the fees and expenses, which shall not include fees and expenses of legal counsel for any Seller and any underwriting or selling discounts, fees, commissions or similar charges with respect to the shares of Stock as to which registration is requested; provided, however, that in the event the Corporation shall have incurred out-of-pocket expenses in connection with the preparation of any registration statement which shall be withdrawn prior to its effective date at the request of a Seller, such Seller shall promptly reimburse the Corporation for all out-of-pocket expenses including, without limitation, attorneys' fees and expenses, accounting costs and all fees and expenses relating to blue sky filings incurred by the Corporation in connection with such preparation (including any filing thereof); and provided further, however, that the Corporation shall not be required in the case of any registration hereunder to make blue sky filings in more than 20 states.

          5.4 (a) In each case of registration of shares of Stock under the Securities Act pursuant to these registration provisions, the Corporation shall unconditionally indemnify and hold harmless each of the Sellers, each underwriter (as defined in the Securities Act), and each person who controls any such underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934 (the Sellers and each such underwriter, and each such person who controls any such underwriter being referred to for purposes of this Section 5.4, as an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such shares of the Stock were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto (including, in each case, any documents incorporated by reference therein), or arising out of any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any of the Sellers or any underwriter and furnished to the Corporation or the Registering Shareholder, as the case may be, in writing by any of the Sellers or such underwriter expressly for use therein; provided that the foregoing indemnification with respect to a preliminary prospectus shall not inure to the benefit of any underwriter (or to the benefit of any person controlling such underwriter) from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased shares of the Stock to the extent such losses, claims, damages or liabilities result from the fact that a copy of the final prospectus had not been sent or given to such person at or prior to written confirmation of the sale of such shares to such person.

          (b) In each case of a registration of shares of the Stock under the Securities Act pursuant to these registration provisions, each of the Sellers participating in the registration, severally and not jointly, shall unconditionally indemnify and hold harmless the Corporation (and its directors and officers) each underwriter and each person, if any, who controls the Corporation or such underwriter within the meaning of Section 15 of the Securities Act of Section 20(a) of the Securities Exchange Act of 1934, to the same extent as the foregoing indemnity from the Corporation to the Sellers but only with reference to information relating to such Seller and furnished to the Corporation by such Seller for use in the registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto. Each Seller will use all reasonable efforts to cause any underwriters of shares of Stock to be sold by any of the Sellers to indemnify the Corporation on the same terms as the Sellers agree to indemnify the Corporation or the Registering Shareholder, as the case may be, but only with reference to information furnished in writing by such underwriter for use in the registration statement.

          (c) In case any action or proceeding shall be brought against or instituted which involves any Indemnified Person, such Indemnified Person shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing and the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such action or proceeding, any Indemnified Person shall have the right to obtain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person has agreed to the retention of such counsel at its expense or (ii) the named parties to any such action or proceeding include both the Indemnifying Person and the Indemnified Person, and the Indemnified Person has been advised by counsel that there may be one or more defenses available to such Indemnified Person which are different from or additional to those available to the Indemnifying Person (in which case, if the Indemnified Person notifies the Indemnifying Person that it wishes to employ separate counsel at the expense of the Indemnifying Person, the Indemnifying Person shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Person). It is understood that the Indemnifying Person shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all such similarly situated Indemnified Persons. The Indemnifying Person shall not be liable for any settlement of any action or proceeding effected without its written consent.

          (d) In the event the indemnifications provided for in this Article V are unavailable or insufficient, then the Sellers shall each contribute to the amount paid or payable as a result of such losses, claims, damages, liabilities, actions and expenses in such proportion as is appropriate to reflect (A) the relative benefits received by each Seller and (B) the relative fault of each Seller.

          (e) Notwithstanding anything in this Article V to the contrary, the Corporation shall not be liable to any Seller for any losses, claims, damages or liabilities arising out of or caused by (A) any reasonable delay (1) in filing or processing any registration statement or any preliminary or final prospectus, amendment or supplement thereto after the inclusion of such Seller's Stock in such registration statement, or (2) in requesting such registration statement be declared effective by the Commission and (B) the failure of the Commission for any reason to declare effective any registration statement.









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


          6.   MISCELLANEOUS.

          6.1 Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or by facsimile or (b) three days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested to the party entitled to receive the same, if to the Corporation, World Wireless Communications Inc., 150 Wright Brothers Drive, Suite 560, Salt Lake City, Utah 84116, with a copy to Ronald N. Vance, P.C., American Plaza II, 57 West 200 South, Suite 310, Salt Lake City, Utah 84101; if to Digital, Digital Radio Communications Corporation, 772 East Utah Valley Drive, American Fork, Utah 84003, with a copy to Law Offices of Stephen R. Field, 620 Fifth Avenue, New York, New York, Attn: Stephen
R. Field, Esq.; and if to any Shareholder, at his address as set forth in the books and records of the Corporation. Any party may change his or its address by giving notice to the other party stating his or its new address. Commencing on the 10th day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

          6.2 Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Utah, without regard to its conflicts of law principles. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in Salt Lake City, Utah, (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the exclusive jurisdiction of any federal or state court in Salt Lake City, Utah, in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement. All parties hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this Agreement shall constitute personal service thereof.

          6.3 Entire Agreement; Waiver of Breach. This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof, and it may not be modified or amended in any manner other than as provided herein; and no waiver of any breach or condition of this Agreement shall be deemed to have occurred unless such waiver is in writing, signed by the party against whom enforcement is sought, and no waiver shall be claimed to be a waiver of any subsequent breach or condition of a like or different nature.

          6.4 Binding Effect; Assignability. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and permitted assigns. This Agreement and the rights of the parties hereunder shall not be assigned except with the written consent of all parties hereto.

          6.5 Specific Performance. The parties hereby acknowledge that irreparable damage will be caused by a violation or threatened violation of this Agreement and that it is impossible to measure in money the damages which will accrue to a party hereto or to the personal representative of a decedent by reason of a failure to perform any of the obligations under this Agreement. Therefore, if any party hereto or the personal representative of a decedent shall institute any action or proceeding to enforce any of the provisions hereof, any person (including the Corporation) against whom such action or proceeding is brought hereby consents to a grant of an injunction restraining any such violation or threatened violation of this Agreement or any other appropriate decree of specific performance by any court having equity jurisdiction and waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not allege in any such action or proceeding the claim or defense that such remedy at law exists.

          6.6 Restrictive Legend. Each certificate representing shares of Stock shall bear the following legend in addition to such other restrictive legends as may be required by law or as agreed to by the Corporation and Digital acting jointly:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, and no sale or transfer thereof may be effected without an effective registration statement or an opinion of counsel for the holder, satisfactory to the company, that such registration is not required under the act and any applicable state securities laws.

          Also, the shares represented by this certificate are subject to the limitations and restrictions and are entitled to the registration rights that are set forth in the Shareholders Agreement, dated as of May 21, 1997, a copy of which is on file at the principal office of the Corporation."

          6.7 Captions. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

          6.8 Number and Gender. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

          6.9 Severability. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

          6.10 Amendments. This Agreement may not be amended except in a writing signed by all of the parties hereto.

          6.11 Compliance with Securities Laws. Commencing with the Effective Date, the Corporation will use its best efforts to comply thereafter with the applicable provisions of the Securities Act and the Securities Exchange Act of 1934.

          6.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of such signature pages executed by the parties to one copy of the Agreement; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

          IN WITNESS WHEREOF, the undersigned have executed this

Agreement on the date first above written.


                    WORLD WIRELESS COMMUNICATIONS, INC.


                    By: /s/ David Singer
                       ----------------------------------------
                         David Singer, President

                    DIGITAL RADIO COMMUNICATIONS CORPORATION

                    By: /s/ Philip Bunker
                       ----------------------------------------
                            Philip Bunker, President


                        /s/  Philip Bunker
                       ----------------------------------------
                         Philip Bunker



                         /s/ William E. Chipman
                       ----------------------------------------

                         William E. Chipman



                        /s/ Jeffrey G. Ballif
                       ----------------------------------------

                         Jeffrey G. Ballif




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